EXHIBIT 99.1

CUSIP No. 85208T107	SCHEDULE 13G

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated: February 14, 2022

ICONIQ Strategic Partners, L.P., a Cayman
Islands exempted limited partnership

By:	ICONIQ Strategic Partners GP, L.P., a
Cayman Islands Exempted limited partner,
its General Partner

By:	ICONIQ Strategic Partners TT GP, Ltd, a
Cayman Islands exempted company,
its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners-B, L.P., a Cayman
Islands exempted limited partnership

By:	ICONIQ Strategic Partners GP, L.P., a
Cayman Islands exempted limited
partnership, its General Partner

By:	ICONIQ Strategic Partners TT GP, Ltd., a
Cayman Islands exempted company, its
General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

CUSIP No. 85208T107	SCHEDULE 13G

ICONIQ Strategic Partners II, L.P., a Cayman
Islands exempted limited partnership

By:	ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited
partnership, its General Partner

By:	ICONIQ Strategic Partners II TT GP, Ltd., a
Cayman Islands exempted company, its
General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II-B, L.P., a
Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited
partnership, its General Partner

By:	ICONIQ Strategic Partners II TT GP, Ltd.,
a Cayman Islands exempted company, its
General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners GP, L.P., a
Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners TT GP, Ltd., a
Cayman Islands exempted company, its
General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners TT GP, Ltd., a
Cayman Islands exempted company

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

CUSIP No. 85208T107	SCHEDULE 13G

ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners II TT GP, Ltd.,
a Cayman Islands exempted company, its
General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II TT GP, Ltd., a
Cayman Islands exempted company

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

Divesh Makan

/s/ Divesh Makan
Signature of Reporting Person

William J.G. Griffith

/s/ William J.G. Griffith
Signature of Reporting Person